UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2016
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National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001‑37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 DTC Parkway, Suite 200 Greenwood Village, Colorado, 80111 (Address of principal executive offices)

(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
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Item 8.01 Other Events
On December 12, 2016, National Storage Affiliates Trust (the “Company”) filed with the Securities and Exchange Commission a preliminary prospectus supplement and accompanying prospectus (the “Preliminary Prospectus”) under its effective shelf registration statement on Form S-3 pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to a proposed public offering of 4,500,000 of the Company’s common shares of beneficial interest, $0.01 par value per share (the “Offering”). The preliminary prospectus supplement contains certain updated disclosure regarding the Company’s business. There can be no assurance that the Company will be able to complete the Offering on the terms described above or at all.
Recent Developments
Self Storage Property Acquisitions
As of September 30, 2016, the Company owned 352 self storage properties, located in 19 states, comprising approximately 21.0 million rentable square feet, configured in approximately 168,000 storage units. As of September 30, 2016, the properties had, in the aggregate, a weighted average period-end occupancy of 90.1%.
From July 1, 2016 through September 30, 2016, the Company acquired 34 self storage properties located in eight states, comprising approximately 2.3 million rentable square feet, configured in approximately 18,000 storage units for approximately $206 million. Consideration for these acquisitions included approximately $200 million of cash, OP equity of approximately $5 million (consisting of 127,011 Class A common units of limited partner interest (“OP units”), 102,555 Class B common units of limited partner interest (“subordinated performance units”), and the vesting of 7,900 long-term incentive plan (“LTIP”) units previously issued) and the assumption of approximately $1 million of other working capital liabilities. Of these acquisitions, two were acquired by the Company from its existing PROs and 32 were acquired by the Company from third-party sellers.
Based on the Company's underwriting, the Company believes the aggregate purchase price of the 34 properties acquired between July 1, 2016 and September 30, 2016, represents a weighted average underwritten capitalization rate of approximately 6.4%.
On October 4, 2016, the Company's joint venture (the “Joint Venture”) with a major state pension fund (the “JV Investor”) advised by Heitman Capital Management LLC completed its acquisition of the previously reported 66 property iStorage portfolio from an unrelated third party seller for an aggregate consideration of approximately $630 million. The Joint Venture financed the acquisition with approximately $320 million in equity (approximately $80 million from a newly formed subsidiary of the Company (“NSA Member”) in exchange for a 25% ownership interest and approximately $240 million from the JV Investor in exchange for a 75% ownership interest) with the balance of the consideration funded using proceeds from a new debt financing by the Joint Venture. NSA Member's capital contributions were funded with a draw on the Company's revolving line of credit (the Company's “Revolver”). In addition, the Company completed its acquisition of the iStorage property management platform, including a property management company, a captive insurance company, and the iStorage brand. For additional information about these acquisitions, see the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2016.
Based on the Company's underwriting, the Company believes the estimated aggregate purchase price of the iStorage portfolio represents a weighted average underwritten capitalization rate of approximately 5.3%.
From October 1, 2016 through December 12, 2016, in addition to the acquisitions described in the paragraph above, the Company acquired 31 self storage properties located in seven states, comprising approximately 2.2 million rentable square feet, configured in approximately 17,000 storage units for approximately $226 million. Consideration for these acquisitions included approximately $207 million of cash, OP equity of approximately $17 million (consisting of 824,707 OP units, 10,729 subordinated performance units, and the vesting of 11,000 LTIP units previously issued) and the assumption of approximately $2.0 million of other working capital liabilities. Of these acquisitions, two were acquired by the Company from its existing participating regional operators (“PROs”) and 29 were acquired by the Company from third-party sellers.

Based on the Company's underwriting, the Company believes the aggregate purchase price of the 31 properties acquired since October 1, 2016 represents a weighted average underwritten capitalization rate of approximately 6.0%.
The Company has also entered into contracts to acquire three self storage properties and expand four self storage properties located in five states, comprising approximately 0.3 million rentable square feet, configured in approximately 2,100 storage units for aggregate consideration of approximately $25 million. Consideration for these acquisitions is expected to include approximately $23 million of cash and OP equity of approximately $2.0 million. Of these acquisitions, the Company expects that one will be acquired by the Company from a PRO and two will be acquired by the Company from third-party sellers. Although the Company currently expects to complete these acquisitions during the first quarter of 2017, the Company's acquisition of these properties is subject to customary closing conditions and there is no assurance that these properties will be acquired or will be acquired at the time or pursuant to the terms currently contemplated.
Based on the Company's underwriting, the Company believes the estimated aggregate purchase price of the three properties under contract to be acquired represents a weighted average underwritten capitalization rate of approximately 6.2%.
The Company calculates weighted average underwritten capitalization rate by dividing the anticipated cash net operating income the Company expects to derive from the self storage properties acquired or under contract for the twelve months immediately following the Company's acquisition or expected acquisition date, as applicable (based upon information provided to the Company by the sellers of these properties in the diligence process and certain assumptions applied by the Company related to anticipated occupancy, rental rates and expenses over such period), by the total aggregate purchase price plus anticipated capital expenditures for the twelve months immediately following the acquisition date. The Company calculated the anticipated cash net operating income by subtracting anticipated operating expenses (before interest expense and depreciation and amortization, and supervisory and administrative fees) at each property from the anticipated cash income from the property.
The Company has weighted the underwritten capitalization rate based on purchase price.
The Company cautions you not to place undue reliance on the Company's weighted average underwritten capitalization rates for the self storage properties the Company acquired since October 1, 2016 or have under contract because they are based on information provided to the Company by the sellers of these properties in the diligence process and certain assumptions applied by the Company related to anticipated occupancy, rental rates and expenses over the twelve months immediately following the Company's acquisition or expected acquisition date, as applicable, and they are calculated on a non-GAAP basis. The Company's experience operating these properties may change the Company's expectations with respect to the Company's weighted average underwritten capitalization rates. In addition, the actual weighted average capitalization rates may differ from the underwritten weighted average capitalization rates described above based on numerous factors, including the Company's difficulties achieving assumed occupancy and/or rental rates, unanticipated expenses, the results of the Company's final purchase price allocation and property tax reassessments, as well as the risk factors set forth in the Preliminary Prospectus and documents incorporated by reference therein. The Company can provide no assurance that the actual capitalization rates for these properties will be consistent with the weighted average underwritten capitalization rates set forth above.
Net income was $7.9 million and net operating income was $35.6 million for the three months ended September 30, 2016. Due to the timing of acquisitions, net operating income is less than it would have been had the self storage properties acquired during the third quarter been held for the entire quarter. For a reconciliation between net income and net operating income, see “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.
The Company also continues to actively track and evaluate a robust pipeline of self storage properties.
Credit Facility Increase
On December 1, 2016, pursuant to a partial exercise by NSA OP, LP (the “Operating Partnership”) of its expansion option under its amended and restated credit agreement dated as of May 6, 2016, the Operating Partnership, as borrower, certain of its subsidiaries that are party to the credit facility, as subsidiary guarantors, and the Company, as parent guarantor, entered into an increase agreement with KeyBank National Association, as administrative agent, and KeyBank National Association and PNC Bank, National Association, as the increase lenders, to increase the total borrowing capacity under the revolver by $50.0 million for a total credit facility of $725.0 million consisting of three components: (i) the revolver, which now provides for a total borrowing commitment of up to $400.0 million, (ii) a $225.0 million tranche A term loan facility, and (iii) a $100.0 million tranche B term loan facility. The Operating Partnership continues to have an expansion option under the credit facility, which, if exercised in full, would provide for a total credit facility of $1.0 billion.
Forward-Looking Statements
The Company makes forward-looking statements in this report that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of the Company's business, financial condition, liquidity, results of operations, plans and objectives. When the Company uses the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, the Company intends to identify forward-looking statements.
The forward-looking statements contained in this report reflect the Company's current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause the Company's actual results to differ significantly from those expressed in any forward-looking statement.
Statements regarding the following subjects, among others, may be forward-looking:

•	market trends in the Company's industry, interest rates, the debt and lending markets or the general economy;

•	the Company's business and investment strategy;

•	the acquisition of properties, including the ability of the Company's acquisitions to achieve underwritten capitalization rates and the Company's ability to execute on its acquisition pipeline;

•	timing of acquisitions;

•	the Company's relationships with, and its ability and timing to attract additional, PROs;

•	the Company's ability to effectively align the interests of its PROs with the Company and its shareholders;

•	the integration of the Company's PROs and their contributed portfolios into the Company, including into its financial and operational reporting infrastructure and internal control framework;

•
the Company's operating performance and projected operating results, including its ability to achieve market rents and occupancy levels, reduce operating expenditures and increase the sale of ancillary products and services;

•	the Company's ability to access additional off-market acquisitions;

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actions and initiatives of the U.S. federal, state and local government and changes to U.S. federal, state and local government policies and the execution and impact of these actions, initiatives and policies;

•	the state of the U.S. economy generally or in specific geographic regions, states or municipalities;

•	economic trends and economic recoveries;

•	the Company's ability to obtain and maintain financing arrangements on favorable terms;

•	general volatility of the securities markets in which the Company participates;

•	changes in the value of the Company's assets;

•	projected capital expenditures;

•	the impact of technology on the Company's products, operations, and business;

•	the implementation of the Company's technology and best practices programs (including its ability to effectively implement its integrated Internet marketing strategy);

•	changes in interest rates and the degree to which the Company's hedging strategies may or may not protect it from interest rate volatility;

•	impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters;

•	the Company's ability to continue to qualify, and maintain its qualification, as a REIT for U.S. federal income tax purposes;

•	availability of qualified personnel;

•
the timing of conversions of subordinated performance units in the Company's operating partnership and subsidiaries of its operating partnership into OP units in its operating partnership, the conversion ratio in effect at such time, and the impact of such convertibility on its diluted earnings (loss) per share;

•	the risks of investing through joint ventures, including whether the anticipated benefits from a joint venture are realized or may take longer to realize than expected;

•	estimates relating to the Company's ability to make distributions to its shareholders in the future; and

•	the Company's understanding of its competition.
The forward-looking statements are based on the Company's beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Forward-looking statements are not predictions of future events. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known to the Company. Readers should carefully review the Company's financial statements and the notes thereto, as well as the sections entitled “Business,” “Risk Factors,” “Properties,” and “Management's Discussion and Analysis of Financial Condition and Results of Operations,” described in the Company's Preliminary Prospectus and Annual Report on Form 10-K filed with the SEC on March 10, 2016 (the “Annual Report”), and the other documents the Company files from time to time with the Securities and Exchange Commission. If a change occurs, the Company's business, financial condition, liquidity and results of operations may vary materially from those expressed in the Company's forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
Executive Vice President and Chief Financial Officer

Date: December 12, 2016